Going Concern	12 Months Ended
Dec. 31, 2025
Going Concern [Abstract]
Going concern

33. Going concern

As of the reporting date, the Group’s current liabilities exceed its current assets by $37.4 million (2024: $37.0 million), and total liabilities exceed total assets by $39.3 million (2024: $30.9 million), primarily due to the impairment of assets at the Redwing Mine and Mazowe Mine, which remain under care and maintenance. As a result, these mines generate no positive cash flow, and How Mine currently supports their care and maintenance costs. As of December 31, 2025, Redwing had current payables of $9.2 million, and Mazowe had $6.7 million. Mazowe and Redwing Mines have successfully defended several legal applications that were filed in 2024. The applications have all been filed in a similar manner and do not have merit. The financial exposures of Redwing and Mazowe Mines have been ring-fenced to those specific entities, limiting any adverse impact on the broader Group. The liabilities and obligations of Redwing and Mazowe are contractually separated from How Mine, ensuring that these obligations do not encumber the operational assets or future profitability of the Group’s other entities. None of the entities within the Group has provided any assets as security over the liabilities of Redwing and Mazowe that could be called on in settling these entities’ liabilities.

Management has assessed the Group’s ability to continue as a going concern, considering its financial position, operating environment, and cash flow projections until December 2026.

How Mine (operational since 1941) continues to generate profits and positive cash flows. Production is expected to continue to increase in 2026, further improving the Group’s cash flow. Namib Minerals (Bulawayo Mining Company Private Ltd’s parent company as described in Note 1) and the Group’s cash flow largely stems from How Mine. Management’s forecast for the next twelve months indicates positive cash flows, including funds to settle Redwing and Mazowe current liabilities as described in Note 31. Management has conducted sensitivity analyses on potential gold price fluctuations and confirmed that the Group will maintain positive cash flows.

The ongoing conflict in the Middle East has increased global economic uncertainty, particularly through higher energy prices, supply chain pressures, and inflation, which may increase the Group’s operating costs. In Zimbabwe, this may impact the cost of key inputs such as consumables, equipment, and labour. The Group has not experienced any direct disruption to operations to date. Management continues to monitor developments; however, based on current assessments, the directors are satisfied that the Group has adequate resources to continue as a going concern.

Based on the results of the above-mentioned cash flow assessments, management is satisfied that the Group can continue as a going concern in the foreseeable future, realizing its assets and discharging its liabilities in the normal course of business. Management will continue to monitor risks and adjust strategies as necessary.

During 2025, the Group has drawn $3 million on the Term Loan, with $1.5 million remaining available to be drawn (see Note 36). The Group was in compliance with all debt covenants as of December 31, 2025 (see Note 24).